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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                                 Date of Report:
                                October 30, 2001
                        (Date of Earliest Event Reported)


                              SIMON WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


          0-21878                                       04-3081657
 (Commission File Number)                  (I.R.S. Employer Identification No.)


                    101 EDGEWATER DRIVE, WAKEFIELD, MA 01880
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (781) 876-5800
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

On October 30, 2001 the registrant issued a press release, attached hereto as
EXHIBIT 99.1, in connection with a complaint filed by McDonald's Corporation against the registrant and its subsidiary Simon Marketing, Inc. and a complaint filed by Simon Marketing, Inc. and the registrant against McDonald's Corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT 99.1:  Press Release.


SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                        SIMON WORLDWIDE, INC.


Date:  October 31, 2001                 By: /s/ Allan I. Brown
                                           -------------------------------------
                                           Allan I. Brown
                                           Chief Executive Officer